Exhibit 23.1


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the incorporation by reference in the Registration Statements of Tasker Capital Corp. on Form S-2 (Registration Nos. 333-115514, 333-119065, 333-121052, 333-122383) and Form S-8 (Registration No. 333-121054)
of our report dated March 31, 2005, relating to the consolidated financial statements which appears in the Annual Report on Form 10-KSB for the year ended December 31, 2004.


                                             /s/ Rothstein, Kass & Company, P.C.


Roseland, New Jersey
April 29, 2005